UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 30, 2003
                                                        ------------------


                             DPAC TECHNOLOGIES CORP.
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             (Exact name of registrant as specified in its charter)

         California                   0-14843                    33-0033759
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(State or other jurisdiction    (Commission                  (I.R.S. Employer
of incorporation)               File Number)                 Identification No.)

7321 Lincoln Way, Garden Grove, California                    92641
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   (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code          (714)  898-0007
                                                          ----------------------

                                 Not Applicable
                               ------------------
         (Former Name or former address, if changed, since last report)

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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (c) Exhibits.

                99.1 News Release dated September 30, 2003 relating to the Registrant's earnings



Item 9. Regulation FD Disclosure (Information provided under Item 12-Results of Operations and Financial Condition).

         On September 30, 2003, we issued a press release, which sets forth our results of operations for the quarter ended August 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of our filings with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         DPAC TECHNOLOGIES CORP.
                                                                    (Registrant)



Date:    September 30, 2003                 By:  /s/ TED BRUCE
                                            ------------------------------------
                                            Ted Bruce,
                                            Chief Executive Officer &  President

                             DPAC TECHNOLOGIES CORP.

                                INDEX TO EXHIBITS

EXHIBIT NO.          DESCRIPTION
------------         ---------------------
99.1                 News Release dated September 30, 2003 relating to the
                     Registrant's earnings.